Exhibit 99.1

Byrna Technologies Acquires the Assets of Fox Labs International

Hires Industry Veteran David Happe to Run Byrna’s Pepper Spray Division

ANDOVER, MA (MAY 26, 2022) — Byrna Technologies Inc. (“Byrna” or “the Company”) (Nasdaq: BYRN) today announced that it has acquired the assets of Fox Labs International Inc. (“Fox Labs”). Fox Labs, which has been in business for more than 30 years, produces what is arguably the strongest pepper spray on the market today, catering primarily to law enforcement and other security professionals (both domestically and internationally).

Byrna is acquiring substantially all the assets of Fox Labs International for $2.17 million from longtime owner and CEO, Ed Ferguson. Ed, who turned 75 this year, was looking for a buyer that shared his commitment to producing the highest quality products and had the resources to take Fox Labs to the next level. Byrna plans to build upon the very successful and profitable company that Ed grew and managed for almost 30 years.

Byrna intends to retain the Fox Labs brand as the brand has a stellar reputation with law enforcement and a loyal customer base of law enforcement dealers and agencies, many of whom have been using the Fox Labs pepper spray for decades. Fox currently offers 11 different SKU’s including it’s extremely popular “5.3”, which refers to 5.3 million SHU rating (Scoville Heat Units). In addition to these fast-acting oil-based sprays, Fox Labs also offers water-based sprays including “Mean Green”, which includes green dye to mark an assailant and “White Lightening” a clear spray that includes an ultra-violet dye. You can find the current Fox Labs offering at foxlabs.com.

Along with the acquisition, Byrna is acquiring the rights to Sudecon, the only truly effective pepper and tear gas neutralizing agent on the market. Sudecon, which is extremely popular with law enforcement, can clean up a suspect that has been sprayed with pepper (OC) and/or tear gas (CS). It both stops the pain and neutralizes any residual OC or CS on the suspect. It is also effective on Byrna Max and Byrna Pepper. Byrna has interested in developing a neutralizing agent for some time that can be used to clean up someone hit with a Byrna Max or Byrna Pepper round. Sudecon is just such a product. The Company believes that Sudecon will be of great interest to Byrna’s current law enforcement and civilian customers as well as to all consumers that carry pepper spray.

In addition to retaining Fox Labs’ current book of business with the Fox Labs brand, Byrna plans to draw on Fox Labs technology and 30+ years of experience to create its own line of Byrna branded sprays featuring the best in class Byrna Maximum Strength “Bad Guy Repellant” which will use both OC (pepper) and CS (tear gas) to subdue an attacker with maximum effect. Byrna expects that these branded sprays will be sold on Byrna.com as well as on Byrna’s Amazon store and through Byrna’s network of brick & mortar dealers.

While Byrna’s primary focus has been the direct-to-consumer market, Fox Labs’ primary focus has been law enforcement and corrections both domestically and abroad. As a result, Fox Labs sprays are widely recognized by law enforcement officers as one of the fastest acting and most effective sprays on the market and Fox Labs sprays are currently standard issue in hundreds of law enforcement agencies throughout the United States. In addition, Fox Labs sprays are sold through several premiere law enforcement dealers including Kroll, Galls and PS Security Products.

Bryan Ganz, CEO of Byrna, stated that “we have been looking to get into the defensive spray market for some time. Not only does it give us another personal self-defense product at a lower point on the “Continuum of Force,” but it gives us that very important price point product for consumers that are looking for effective self-defense tools but cannot afford a Byrna SD. What makes this acquisition so strategic is that we not only acquire a suite of complementary new products, but we also acquire hundreds of new law enforcement customers. In fact, not one of Fox Labs’ top 20 customers is currently a Byrna customer. We plan to use Fox Labs strong law enforcement presence to help drive growth in Byrna’s law enforcement division.”

Mr. Ganz continued, “By developing and offering a line of Byrna branded self-defense sprays, aptly named “Byrna Bad Guy Repellent” we believe that we can generate millions of dollars of incremental business from our current customer base. Byrna currently has more than 22,000 web sessions a day on Byrna.com and another 9,000 sessions a day on Amazon.com. In addition, Byrna has an email list of more than 225,000 opt-in subscribers and another 75,000 SMS text subscribers. We believe that a best-in-class self-defense spray will be of great interest to these members of Byrna Nation.”

Mr. Ganz continued, “Fox Labs is an ideal acquisition for Byrna as it meets all our M&A criteria. First, it produces a best-in-class product that is complementary to our current range of products. Second, there is enormous opportunity for growth as Fox Labs has never done any marketing, relying solely on word of mouth. Third, Fox Labs is, and has consistently been, profitable and will not be a drain on Byrna’s human or financial resources and fourth, we can easily fund the purchase from cash on hand without straining the balance sheet.”

As part of the acquisition strategy, Byrna hired industry veteran David Happe to serve as President of the newly created Self-Defense Aerosol Spray division. Happe was the former Executive Vice President of Mace pepper spray and most recently was a consultant to Fox Labs. His background includes 30 years in retail, first as a national buyer for Best Buy and then Walmart Stores, Inc. Happe was the lead consultant to Amazon when they opened their consumer electronics store. David then struck out on his own, creating a consumer products company, Vigilant, which he ultimately sold to Mace Security. Happe, who joined the Byrna team on May 23, 2022, is responsible for global sales of both the Byrna and Fox Labs branded self-defense sprays.

About Byrna Technologies Inc.

Byrna is a technology company, specializing in the development, manufacture, and sale of innovative non-lethal personal security solutions. For more information on the Company, please visit the corporate website here or the Company’s investor relations site here. The Company is the manufacturer of the Byrna® SD personal security device, a state-of-the-art handheld CO2 powered launcher designed to provide a non-lethal alternative to a firearm for the consumer, private security, and law enforcement markets. To purchase Byrna products, visit the Company’s e-commerce store.

Forward Looking Information

This news release contains "forward-looking statements" within the meaning of the U.S securities laws. All statements contained in this news release, other than statements of current and historical fact, are forward-looking. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", “projects”, "intends", "anticipates" and "believes” and statements that certain actions, events or results "may", "could", "would", "should", "might", "occur" or "be achieved" or "will be taken.” Forward-looking statements include descriptions of currently occurring matters which may continue in the future. Forward-looking statements in this news release include but are not limited to the expectation that the Company’s current customers will be interested in Fox products, the plan to sell these products on Byrna’s company and Amazon websites, the belief that offering Byrna brand self-defense sprays may generate significant incremental sales, the implication that marketing of Fox products will result in growth in sales of those products, the statement that Fox Labs business is consistently profitable and statements regarding the integration of Fox Labs into Byrna’s operations.. Forward-looking statements are based on, among other things, opinions, assumptions, estimates and analyses that, while considered reasonable by the Company at the date the forward-looking information is provided, inherently are subject to significant risks, uncertainties, contingencies and other factors that may cause actual results and events to be materially different from those expressed or implied.

Any number of risk factors could affect our actual results and cause them to differ materially from those expressed or implied by the forward-looking statements in this news release, including, but not limited to, prolonged, new, or exacerbated disruption of our supply chain, delays in developing and introducing new products, determinations by third party controlled distribution channels not to carry or reduce inventory of our products, challenges associated with integrating the Fox Labs business into Byrna’s operations, inability to retain or grow Fox labs’ historic customer base, and potential cancellations of existing or future orders including as a result of any fulfillment delays, introduction of competing products, negative publicity, or other factors. The order in which these factors appear should not be construed to indicate their relative importance or priority. We caution that these factors may not be exhaustive; accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results.  Investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, ("Risk Factors") in our most recent Form 10-K, should understand it is impossible to predict or identify all such factors or risks, should not consider the foregoing list, or the risks identified in our SEC filings, to be a complete discussion of all potential risks or uncertainties, and should not place undue reliance on forward-looking information. The Company assumes no obligation to update or revise any forward-looking information, except as required by applicable law.

Contact:

Byrna Technologies, Inc.

David North, Chief Financial Officer

978-269-7785

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